UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ARCADIA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 7, 2017. Meeting Information ARCADIA BIOSCIENCES, INC. Meeting Type: Annual Meeting For holders as of: April 12, 2017 Date: June 7, 2017 Time: 4:00 P.M. Location: HYATT REGENCY SAN FRANCISCO AIRPORT 1333 BAYSHORE HIGHWAY, BURLINGAME, CALIFORNIA 94010 You are receiving this communication because you hold ARCADIA BIOSCIENCES, INC. shares in the company named above. 202 COUSTEAU PLACE SUITE 105 This is not a ballot. You cannot use this notice to vote these DAVIS, CA 95618 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E25413-P92449

Before You Vote How to Access the Proxy Materials How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2017 to facilitate timely delivery. NOTICE AND PROXY STATEMENT ANNUAL REPORT How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.E25414-P92449.XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following: 1. To elect two Class II directors to hold office until the 2020 annual meeting of stockholders or until their respective successors are elected and qualified: Nominees: 01) Eric J. Rey 02) Gregory D. Waller The Board of Directors recommends you vote FOR the following proposal: 2. To approve an amendment to our amended and restated Certificate of Incorporation to decrease the number of authorized shares of our common stock from 400,000,000 shares to 150,000,000 shares. The Board of Directors recommends you vote FOR the following proposal: 3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017. NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. E25415-P92449